                                                                EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We consent to the incorporation by reference in the registration statement of Pioneer Natural Resources Company of our report dated July 26, 1996, on our audit of the financial statements of Greenhill Petroleum Corporation as of June 30, 1996, and for the year then ended.


                                                COOPERS & LYBRAND L.L.P.

Houston, Texas
May 12, 1997